NOTE PURCHASE AGREEMENT
BY AND AMONG
GUIDED THERAPEUTICS, INC.,
THE AGENT
AND
THE NOTEHOLDERS NAMED HEREIN

DECEMBER 1, 2008

SECTION 1     DEFINITIONS

SECTION 2     LOANS

2.1     Loans and Issuance of Convertible Notes

2.2     Security Agreement

2.3     Conversion of Convertible Notes

2.4     Warrants

2.5     Private Offering

2.6     Prepayment

SECTION 3     CLOSING; DELIVERY

3.1     Closing

3.2     Delivery

SECTION 4     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1     Organization and Standing

4.2     Corporate Power

4.3     Subsidiaries

4.4     Authorization

4.5     Reports and Financial Statements

4.6     Securities Laws

4.7     Public Offering

4.8     No Conflicts

4.9     Consents and Approvals

4.10     Litigation; Proceedings

4.11     No Default or Violation

4.12     Intellectual Property Rights

4.13     Title

4.14     Permits

4.15     Environmental

4.16     Insurance

4.17     Tax Status

4.18     Accounting Controls

4.19     Sarbanes-Oxley Act

4.20     Investment Company Status

4.21     Usury

4.22     Reservation of Shares

SECTION 5     COVENANTS OF THE COMPANY

5.1     Integration

5.2     Liens

5.3     Redemption

5.4     Asset Sales

5.5     Participation Rights

5.6     Information

5.7     Notice of Event of Default

5.8     Securities Law Compliance

5.9     Reservation of Common Stock

5.10     Use of Proceeds

5.11     Board Matters

SECTION 6     REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE NOTEHOLDERS

6.1     Experience

6.2     Investment Intent

6.3     Accredited Investor

6.4     Rule 144

6.5     Access to Information

6.6     Organization; Authorization

6.7     Enforcement

6.8     Legend

6.9     Governmental Review

6.10     No Intent to Effect a Change of Control

6.11     Residency

6.12     No Reliance

SECTION 7     CONDITIONS TO CLOSING OF NOTEHOLDERS

7.1     Representations and Warranties Correct

7.2     Covenants

7.3     No Injunction

7.4     Adverse Changes

7.5     Change of Control

7.6     Compliance Certificate

7.7     Secretary' s Certificate

SECTION 8     CONDITIONS TO CLOSING OF COMPANY

8.1     Representations and Warranties Correct

8.2     Legal Matters

8.3     Covenants

8.4     Change of Control

8.5     No Injunction

SECTION 9     DEFAULTS; REMEDIES

9.1     Events of Default; Acceleration

9.2     Remedies on Default, etc

9.3     Remedies Not Exclusive

SECTION 10     Subordination of the Convertible Notes

10.1     Convertible Notes Subordinate to Senior Debt

10.2     Payment Over of Proceeds upon Dissolution, etc

10.3     No Payment When Senior Debt in Default

10.4     Subrogation to Rights of Holders of Senior Debt

10.5     Provisions Solely to Define Relative Rights

10.6     No Waiver of Subordination Provisions

SECTION 11     DESIGNEES AND AGENTS

11.1     Appointment, Powers and Immunities

11.2     Reliance by Agent

11.3     Events of Default

11.4     Rights as a Noteholder

11.5     Indemnification

11.6     Non-Reliance on Agent and Other Noteholders

11.7     Failure to Act

11.8     Resignation or Removal of Agent

11.9     Cooperation of Noteholders

SECTION 12     MISCELLANEOUS

12.1     Governing Law

12.2     Courts

12.3     Survival

12.4     Successors and Assigns

12.5     Entire Agreement; Amendment

12.6     Notices, etc

12.7     Delays or Omissions

12.8     Expenses

12.9     U.S. Withholding Income Tax

12.10     Counterparts

12.11     Severability

12.12     Titles and Subtitles

12.13     No Third Party Beneficiaries

12.14     Independent Nature of Noteholders' Obligations and Rights

12.15     Further Assurances

List of Schedules

Schedule 1, Noteholders

Schedule 2.3(d), Certain Outstanding Derivative Securities

Schedule of Exceptions

List of Exhibits

Exhibit A     Form of Convertible Notes

Exhibit B     Weighted Average Conversion Price Adjustment Terms

Exhibit C     Form of Warrant

NOTE PURCHASE AGREEMENT

    This Note Purchase Agreement is made as of December 1, 2008 by and among GUIDED THERAPEUTICS, INC., a Delaware corporation located at 4955 Avalon Ridge Parkway, Suite 300, Norcross, Georgia 30071 (the "Company"), facsimile: (770) 242-8639, the various lenders identified and listed on Schedule 1 attached hereto (the "Noteholders") and Fred C. Minnich, as agent for the Noteholders (in such capacity, together with successors and assigns, the "Agent").

WITNESSETH:

    WHEREAS, in March, April, June and July of 2008, the Company issued and sold certain promissory notes (the "Existing Notes") to certain investors (the "Existing Noteholders");

    WHEREAS, the Company and all parties hereto have determined to enter into this Agreement in order to permit the following:

(i) to issue to those Existing Noteholders who are parties hereto (the "Participating Existing Noteholders") newly issued Convertible Notes (as defined below) in exchange for their Original Notes;

(ii) to issue and sell to certain new investors (the "New Noteholders") newly issued Convertible Notes;

(iii) to issue to each of the Participating Existing Noteholders and New Noteholders (who collectively comprise the Noteholders hereunder) the Warrants (as defined below); and

(iv) to enter into the other agreements contained herein relative to the Convertible Notes and Warrants;

NOW, THEREFORE, the parties agree as follows:

SECTION 1
DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

"Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

"Agent" has the meaning set forth in the first paragraph of this Agreement.

"Agreement" means this Note Purchase Agreement, as it may be amended from time to time.

"Bylaws" means the Bylaws of the Company as in effect on the date hereof.

"CERCLA" has the meaning set forth in Section 4.15.

"Certificate of Incorporation" means the Certificate of Incorporation of the Company as in effect on the date hereof.

"Change of Control" means the occurrence of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Noteholders or any of their Affiliates, of in excess of 50% of the voting securities of the Company, (b) a replacement of more than one half of the members of the Company' s Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (c) the merger of the Company with or into another Person, unless the holders of the Company' s securities immediately prior to the merger continue to hold at least 51% of such securities following such transaction, (d) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (a), (b), (c) or (d).

"Closing" has the meaning set forth in Section 3.1.

"Common Stock" means the Company' s common stock, $0.001 par value per share.

"Company" has the meaning set forth in the first paragraph of this Agreement.

"Conversion Price" has the meaning set forth in Section 2.3(a).

"Convertible Notes" has the meaning set forth in Section 2.1.

"Environmental Laws" has the meaning set forth in Section 4.15.

"Equity Financing" has the meaning set forth in Section 5.5.

"Event of Default" has the meaning set forth in Section 9.1.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Existing Note" has the meaning set forth in the recitals to this Agreement.

"Existing Noteholders" has the meaning set forth in the recitals to this Agreement.

"FDA" means the U.S. Federal Drug Administration.

"Full-Ratchet Condition" has the meaning set forth in Section 2.3(d).

"GAAP" means generally accepted accounting principles.

"Hazardous Material" has the meaning set forth in Section 4.15.

"Indebtedness" means liabilities, obligations, guarantees and indebtedness of the Company, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise.

"Insolvency Proceeding" has the meaning set forth in Section 9.1(e).

"Intellectual Property Rights" has the meaning set forth in Section 4.12.

"Lien" means any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

"Loans" has the meaning set forth in Section 2.1.

"Majority Noteholders" means the holders of the Convertible Notes representing more than fifty percent of the then outstanding aggregate principal amount of the Convertible Notes.

"Material Adverse Effect" means a material adverse effect on the business, results of operation, assets, prospects or financial condition of the Company, or on the issuance of the Convertible Notes or the consummation of the transactions contemplated by the Transaction Documents.

"New Noteholders" has the meaning set forth in the recitals to this Agreement.

"Noteholder" has the meaning set forth in the first paragraph of this Agreement and includes the Noteholder' s successors and assigns.

"Permitted Encumbrances" has the meaning set forth in Section 5.2.

"Permitted Indebtedness" means (a) Senior Debt; (b) any Indebtedness of the Company or any of its subsidiaries, by written agreement in form and substance reasonably satisfactory to the Agent, subordinated in right of payment and claim, to the rights of payment and claims under the Convertible Notes; (c) any trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (d) any deferred taxes; (e) any salary deferral or reduction; and (f) any other Indebtedness up to $50,000 in the aggregate.

"Person" means a court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, individual, partnership, corporation, limited liability company, joint stock company, association, trust, or unincorporated organization.

"SEC Reports" has the meaning set forth in Section 4.5.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Security Agreement" means the Security Agreement substantially in the form attached hereto as Exhibit D.

"Senior Debt" means the Company' s outstanding 13% Senior Secured Convertible Notes, as governed by the Amended and Restated Loan Agreement, dated March 1, 2007, by and among the Company, the various lenders party thereto, and the agent to such lenders, as secured by the Security Agreement, dated as of June 28, 2006, by and among the Company in favor of the lenders identified therein and the agent thereof, as further secured by the Security Agreement, dated as of June 28, 2006, by and among Sterling Medivations, Inc. in favor of the lenders identified therein and the agent thereof, as guaranteed by the Guaranty, dated June 28, 2006, made by Sterling Medivations, Inc. in favor of the lenders party thereto, and as further secured by the Pledge Agreement, dated June 28, 2006, between the Company and the lenders identified therein and the agent thereof.

"Series A Preferred Stock" means the Company' s Series A Preferred Stock, $0.001 par value per share.

"Term" means the period commencing on the date of this Agreement and ending on the earlier of the third anniversary of the date of this Agreement and the date on which all outstanding Convertible Notes have either been converted into Common Stock in accordance with the terms hereof or all outstanding obligations under the Convertible Notes have been repaid.

"Transaction Documents" means this Agreement, the Convertible Notes, the Warrants, the Security Agreement, and any other agreements and instruments required to be executed and delivered in connection herewith and therewith by the Company.

"Underlying Stock" means the Common Stock into which a Noteholders' Convertible Note(s) are convertible and Warrants are exercisable.

"Warrant" has the meaning set forth in Section 2.4.

"Warrant Value" has the meaning set forth in Section 2.4.

SECTION 2
LOANS

The Company and the Noteholders covenant and agree as follows:

2.1 Loans and Issuance of Convertible Notes. Each of the Participating Existing Noteholders held an Existing Note or Existing Notes having made loans to the Company in the aggregate principal amounts and on the dates set forth next to that Participating Existing Noteholder' s name on Schedule 1, and on the date hereof have agreed that their Existing Notes have been amended and restated and reissued as, or exchanged for, as applicable, Convertible Notes. To the extent applicable, each such Participating Existing Noteholder hereby waives the right of such Noteholder to any advance notice provision attached to such Existing Note relating to the issuance hereunder of the Convertible Notes and Warrants. Each of the New Noteholders has, on the date hereof, made loans to the Company, or on a Subsequent Closing will make loans, in the aggregate principal amount set forth next to that New Noteholders' name on Schedule 1. Each of the loans described above is referred to herein as a "Loan" and collectively the "Loans". Each Loan will be evidenced by a 15% Subordinated Secured Convertible Note payable to the order of the Noteholder in the aggregate principal amount of the Loan in the form attached hereto as Exhibit A, which note is referred to herein as a "Convertible Note." The Company has issued, and will issue, to each Participating Existing Noteholder, upon surrender of such Noteholder' s Existing Note, a Convertible Note with that new principal amount set forth next to that Original Noteholder' s name on Schedule 1 and bearing interest from the date of issuance of such Convertible Note. The Company has issued, and will issue, to each New Noteholder a Convertible Note in the same principal amount as the amount of the Loan made in cash by such New Noteholder and bearing interest from the date of issuance of such Convertible Note.

2.2 Security Agreement. The Convertible Notes will be secured by a lien on all assets of the Company pursuant to the Security Agreement, subordinated as provided in Section 10.

2.3 Conversion of Convertible Notes.

(a) The outstanding principal of, and the accrued and unpaid interest on, each Convertible Note shall be subject to automatic conversion pursuant to Section 2.3(b) or conversion at the election of the Noteholder pursuant to Section 2.3(c) into that number of shares of Common Stock as equals the amount being converted divided by $0.65, subject to adjustment pursuant to Section 2.3(d) (as adjusted, the "Conversion Price").

(b) If following sale of the Convertible Notes and during the Term the Company raises additional capital in one or more securities issuances (whether private or public) with gross proceeds to the Company of at least $5,000,000 in the aggregate for all such issuances, whether such securities issuances take the form of stock offerings, and whether preferred or common stock, or debt (whether or not convertible into stock), or a combination of any of the foregoing, then the Convertible Notes shall automatically be converted into Common Stock at the Conversion Price applicable on the date of notice by the Company to the Noteholders that such automatic conversion event has occurred. In the event of such an automatic conversion, the Company shall provide to each Noteholder instructions for the surrender of the Convertible Note for conversion into Common Stock and for designation of Persons to receive Common Stock. The Person(s) to receive the Common Stock shall be a record holder(s) thereof on the date designated by the Company for the automatic conversion if the Convertible Note has been appropriately surrendered for conversion or such later date as it is so surrendered.

(c) Any Noteholder may, at any time, convert a portion or the entirety of such Noteholders' outstanding Convertible Notes into Common Stock at the Conversion Price then-applicable. Before any Noteholder shall be entitled to convert a Convertible Note into Common Stock the Noteholder shall surrender the Convertible Note endorsed for transfer to the Company or its designated transfer agent and shall give written notice of the election to convert, including the name or names in which the Common Stock certificates are to be issued. The Company shall as soon as practicable thereafter issue and deliver to such Noteholder or the designated Persons a certificate or certificates for the number of shares of Common Stock into which the Convertible Note or percentage thereof is being converted and, if applicable, a new Convertible Note for the unconverted principal and unpaid interest; however, the conversion shall be deemed to have occurred and the Person(s) designated to receive the Common Stock shall be a record holder(s) thereof on the date of surrender by the Noteholder with appropriate instructions.

(d) The Conversion Price shall be adjusted on a full ratchet basis (for so long as either the Company' s then issued and outstanding shares of Series A Preferred Stock comprises at least 10% of the fully diluted equity of the Company and continues to have a conversion price that adjusts (as it currently does) on a full-ratchet basis or $5,851,799 in principal amount of Senior Debt remains outstanding and continues to have a conversion price that adjusts (as it currently does) on a full-ratchet basis (the "Full-Ratchet Condition")), that is, if the Company issues any Common Stock or securities or debt convertible into or exchangeable for Common Stock or right to acquire such securities or debt at a price per share of Common Stock below the Conversion Price then in effect, then the Conversion Price shall be reduced to the price of that new issuance. If the Full-Ratchet Condition ceases to be applicable, then the Conversion Price shall be adjusted on a standard weighted average basis pursuant to the terms which shall govern same provided in Exhibit B attached hereto. The Conversion Price shall also be adjusted proportionately for any stock dividends, stock splits, reverse stock splits, consolidations and the like in respect of the Company' s Common Stock. Notwithstanding the foregoing, there shall be no adjustment of the Conversion Price as a result of any of the following: (i) the grant of options, warrants or other rights to purchase shares of Common Stock issued pursuant to a stock option plan approved by the Company' s Board of Directors and the issuance of Common Stock upon exercise thereof, (ii) the issuance of Common Stock upon the conversion or exercise of Convertible Notes and Warrants, (iii) the issuance of Common Stock upon any conversion of Series A Preferred Stock or Senior Debt, (iv) the issuance of Common Stock upon any exercise of those outstanding derivative securities set forth on Schedule 2.3(d), to include Series A warrants, Senior Debt warrants, and any other outstanding warrant whose exercise price adjusts along with the Series A preferred or March 2007 notes, (v) the issuance of securities in connection with a business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or in connection with any other strategic transaction, or any financing or leasing transaction or a consulting relationship, and (vi) securities offered pursuant to any employee benefit plan or employment contract approved by the Board of Directors.

2.4 Warrants. Upon the issuance of any Convertible Note, the Company shall issue and deliver to the Noteholder in respect thereof a warrant to purchase Company Common Stock in the form attached to this Agreement as Exhibit C (a "Warrant"). Each Noteholder will receive a warrant to purchase a number of shares of Common Stock equal to five multiplied by the aggregate principal amount of such Noteholder' s Convertible Note(s), divided by $1.00. The exercise price for a share of Common Stock issuable upon exercise of the Warrant shall be $0.65 per share. The Warrants will be exercisable for five years from the date of issuance, at which time they will expire. For purposes of Regulation 1.1273-2 promulgated under Section 1273 of the Code, the fair market value of a Warrant shall be the number of shares into which it is exercisable on the day of issuance multiplied by the Warrant Value. For purposes of this Agreement, the "Warrant Value" shall be $0.65. The Company and the Noteholders agree to use the Warrant Value for U.S. federal tax purposes with respect to the transactions contemplated by this Agreement (unless otherwise requested by a final determination of the Internal Revenue Service or a court of competent jurisdiction).

2.5 Private Offering. The Convertible Notes and the Warrants have been, and will be, offered and sold to the Noteholders without registration under the Securities Act, in reliance upon the exemption from registration provided by Rule 506 of Regulation D or under Section 4(2) of the Securities Act.

2.6 Prepayment. The Company may at any time elect to prepay, without penalty, the outstanding amount of the Convertible Notes including any unpaid accrued interest, in whole or in part, by giving five business days' written notice to the holders of the Convertible Notes. Any prepayments must be applied pro-rata to all outstanding Convertible Notes. Such prepayments must be in a minimum amount of $250,000, or an integral multiple thereof (except for a prepayment in full of all remaining Convertible Notes).

SECTION 3
CLOSING; DELIVERY

3.1 Closing. The issuance of Convertible Notes and Warrants under this Agreement will take place on December 1, 2008 or such other later date as agreed by the Company and the Agent together (the "Closing").

3.2 Delivery. At the Closing, the Company will deliver to each Noteholder a Convertible Note in the aggregate principal amount as provided for in Schedule 1 against payment of the purchase price therefor in the case of New Noteholders, or in exchange for cancellation or restatement of an Existing Note, in the case of a Participating Original Noteholder, as the case may be. At the Closing, the Company will issue and deliver to each Noteholder a Warrant to purchase that number of shares of Common Stock as determined pursuant to Section 2.4.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions attached hereto, as of the date of the Closing, the Company represents and warrants to each Noteholder as follows:

4.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is not presently qualified to do business as a foreign corporation in any jurisdiction other than Georgia.

4.2 Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver the Transaction Documents, to sell and issue the Convertible Notes and the Warrants, and to carry out and perform its obligations under the terms of the Transaction Documents.

4.3 Subsidiaries. The Company has no subsidiaries or affiliated companies except InterScan, Inc., a Delaware corporation ("InterScan") and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity. InterScan is a corporation duly organized and existing under the laws of Delaware and is not qualified to do business as a foreign corporation in any other jurisdiction. All issued and outstanding shares of capital stock of InterScan are owned of record and beneficially by the Company.

4.4 Authorization. All corporate action on the part of each of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the issuance of the Convertible Notes, the issuance of the Warrants and the performance of all of the Company' s obligations under the Transaction Documents, have been taken or will be taken prior to the Closing. Each of the Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4.5 Reports and Financial Statements. Each of (a) the Company' s quarterly report[s] on Form 10-Q for the quarter ended March 31, 2008, (b) the Company' s annual report on Form 10-K/A1 for the year ended December 31, 2007, and (c) any current reports on Form 8-K filed with the SEC by the Company since January 1, 2008 (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports") did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, at the time of filing (or the time of subsequent amendment or supplement, in the case of any SEC Reports that have been subsequently amended or supplemented). The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited interim financial statements, to year end audit adjustments and the absence of notes thereto) the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flow for the respective periods then ended.

4.6 Securities Laws. Assuming the accuracy of the representations and warranties made by the Noteholders in this Agreement, the offer, sale and issuance of the Convertible Notes, and the offer, sale and issuance of the Warrants are exempt from registration under the Securities Act and from registration and qualification under applicable state securities laws. Neither the Company nor anyone acting on its behalf has, directly or through any agent during the six-month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Convertible Notes not to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

4.7 Public Offering. Neither the Company nor anyone acting on its behalf has engaged, in connection with the sale of the Convertible Notes (a) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (b) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

4.8 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated in the Transaction Documents, do not and will not (a) conflict with or violate any provision of its Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license, note or instrument (evidencing a debt of the Company or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or (c) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any material property or asset of the Company is bound or affected.

4.9 Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than any filings, notices or registrations under Regulation D of the Securities Act and applicable state securities laws.

4.10 Litigation; Proceedings. Except as otherwise disclosed in the Company' s filings with the SEC, there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its assets or properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) or any arbitrator, that adversely affects the legality, validity or enforceability of any Transaction Document.

4.11 No Default or Violation. Except as otherwise disclosed in the Company' s filings with the SEC the Company is not in (a) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it, or (b) violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject. The Company is not in default under or in violation of its Certificate of Incorporation or Bylaws. The business of the Company is not being conducted in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect.

4.12 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all Intellectual Property Rights (as defined below) that are material to its business, as now conducted or as proposed to be conducted and as described in the SEC Reports. To the knowledge of the Company, the Company has not infringed or is not infringing on any of the Intellectual Property Rights (excluding the right to license or sue for infringement) of any Person and, except as disclosed in the Company' s SEC Reports, there is no claim, action or proceeding which has been made or brought, or to the Company' s knowledge, is being made, brought or threatened, which involves any Intellectual Property Rights of the Company or infringement or alleged infringement by the Company of any Intellectual Property Rights of any Person. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights. The Intellectual Property Rights of the Company are valid and enforceable.

For purposes of this Agreement, "Intellectual Property Rights" means trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, copyright applications and related filings, computer software and programs, inventions, licenses, approvals, governmental authorizations, trade secrets and any other intellectual property and proprietary rights, including all rights to license and to sue for any past, present and future infringement relating to the above.

4.13 Title. The Company has good and marketable title in fee simple to all real property and personal property owned by it which is material to its business, in each case free and clear of all liens and encumbrances, except for liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company.

4.14 Permits. The Company possesses all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate its properties and to conduct its business as currently conducted, except where the failure to possess such permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (collectively, "Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company is not in conflict with, in default under, or in violation of, any Material Permit.

4.15 Environmental. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (a) the Company is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (b) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits required under any applicable Environmental Laws and each of them is in full force and effect, (c) (i) there is no pending civil, criminal or administrative action, or pending hearing or suit, (ii) the Company has not received any demand, claim, or notice of violation and (iii) to the knowledge of the Company , there is no investigation, proceeding, notice or demand letter or request for information threatened against the Company in the case of (i), (ii) and (iii), under any Environmental Law, (d) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, (e) the Company has not received notice that it has been identified as a potentially responsible party under CERCLA (as defined below), or any comparable state law, (f) no property or facility currently or formerly owned or leased by the Company is (i) listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, "Environmental Laws" means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (a) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (c) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom; "Hazardous Material" means (a) any "hazardous substance," as defined in CERCLA, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance; and "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

4.16 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverages as and when such coverages expire or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

4.17 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

4.18 Accounting Controls. Except as otherwise set forth in the SEC Reports, the Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management' s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management' s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.19 Sarbanes-Oxley Act. Except as otherwise set forth in the SEC Reports, the Company is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

4.20 Investment Company Status. The Company is not an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

4.21 Usury. The Transaction Documents when enforced in accordance with their terms, without the need to apply Section 8 of the Convertible Notes, do not violate any law or regulation of the State of Georgia with respect to usury.

4.22 Reservation of Shares. The Company has reserved from its authorized but unissued shares of Common Stock sufficient shares of Common Stock to permit the conversion of all Convertible Notes and the exercise of all Warrants that will be outstanding upon the Closing.

SECTION 5
COVENANTS OF THE COMPANY

So long as the Convertible Notes are outstanding, the Company hereby covenants to the Noteholders as follows; provided, however, that any action in contravention of this Section 5 will be permitted if consented to by the Agent or the Majority Noteholders.

5.1 Integration. Neither the Company nor anyone acting on its behalf will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Convertible Notes and the offer and sale of the Warrants to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

5.2 Liens. The Company will not create, assume, or suffer to exist any Lien on any of its property, except for Permitted Encumbrances (as defined below), existing Liens in favor of the holders of Senior Debt, and the Liens in favor of the Noteholders pursuant to the Security Agreement. For purposes of this Agreement, "Permitted Encumbrances" means (a) Liens for taxes not yet due and payable or being actively contested; (b) carriers' , warehousemen' s mechanics, materialmen' s, repairmen' s or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings; (c) pledges or deposits in connection with worker' s compensation, unemployment insurance and other social security legislation; and (d) any Liens that rank junior to the security interest created in favor of the Noteholders pursuant to Section 2.2.

5.3 Redemption. The Company will not purchase, redeem, or otherwise acquire for value any of its shares of any class of capital stock.

5.4 Asset Sales. The Company will not sell, license or otherwise dispose of or transfer any of its properties to or in favor of any Person, except for (a) sales of products in the ordinary course of the Company' s business, (b) sales or dispositions in one or a series of related transaction with an aggregate sale price of less than $100,000, or (c) the disposition of any assets of the Company that are obsolete, worn-out or unsuitable for continued use. In the event of any sales permitted under this Section 5.4, the Noteholders shall, upon the request and at the expense of the Company, forthwith release all of its Liens and security interests in the assets to be sold and shall execute, if necessary, and deliver all UCC termination statements and/or other documents reasonably requested.

5.5 Participation Rights. So long as at least ten percent of the aggregate principal amount of the Convertible Notes outstanding at the Closing remain outstanding, the Company hereby grants to each Noteholder the right to invest in any Equity Financing an amount equal to that required to maintain its pro rata equity ownership based on the number of shares into which such Noteholder' s Convertible Notes are then convertible into on the same terms and conditions as the other investors in the Equity Financing, except the Noteholder may pay for the securities by exchanging that portion of the Noteholder' s Convertible Note(s). The rights set forth in this Section 5.5 are subject to pro ration among the Noteholders based on the principal amounts of their Convertible Notes outstanding if the Equity Financing is too small to accommodate all investments that the Noteholders have elected to make pursuant to this Section 5.5 and subject to any preemptive rights or rights of first refusal held by the holders of the Series A Preferred Stock and Senior Debt. The Company shall provide each Noteholder with not less than ten business days' advance notice of any Equity Financing, which notice shall include the terms of the Equity Financing in sufficient detail to permit each Noteholder to make an informed investment decision whether or not to participate.

For purposes of this Agreement, "Equity Financing" means a financing of the Company in which capital stock, securities convertible or exercisable into the Company' s capital stock, debt convertible into such capital stock, or debt with options or warrants exercisable into such capital stock are offered; however, an Equity Financing shall exclude (i) the grant of options, warrants or other rights to purchase shares of Common Stock issued pursuant to a stock option or equity incentive plan approved by the Company' s Board of Directors and the issuance of Common Stock upon exercise thereof, (ii) the issuance of Common Stock upon the conversion or exercise of Convertible Notes and Warrants, (iii) the issuance of Common Stock upon any conversions of Series A Preferred Stock, (iv) the issuance of securities in connection with a business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or in connection with any other strategic transaction, or any financing or leasing transaction or a consulting relationship, (v) securities offered pursuant to any employee benefit plan approved by the Board of Directors, and (vi) the issuance of securities in one or more related transactions for gross proceeds to the Company of less than $5,000,000 in the aggregate.

5.6 Information.

(a) As long as the Company is a reporting company under the Exchange Act, the Company will deliver to the Noteholders the same documentation or information provided to its holders of Common Stock and Series A Preferred Stock.

(b) If the Company is not a reporting company under the Exchange Act, the Company will:

(i) as soon as practicable after the end of each fiscal year, furnish to the holders of Convertible Notes audited consolidated balance sheets of the Company as of the end of such fiscal year and audited consolidated statements of income and cash flow of the Company, if any, for such fiscal year, prepared in accordance with GAAP consistently applied; and

(ii) as soon as practicable after the end of each fiscal quarter, furnish to the holders of Convertible Notes unaudited consolidated balance sheets of the Company as of the end of such quarter, and unaudited consolidated statements of income and cash flow of the Company for such quarter and for the current fiscal year to date, prepared in accordance with GAAP consistently applied, other than the absence of footnotes and normal year-end adjustments, with such statements certified by the chief financial officer of the Company as having been prepared in accordance with GAAP consistently applied.

5.7 Notice of Event of Default. The Company will immediately notify in writing each of the Noteholders and the Agent of the occurrence of each Event of Default or each occurrence or situation which with but for the applicable grace period or passage of time would be an Event of Default, as soon as the Company gains knowledge thereof. The notification shall describe the nature of the occurrence or situation and the action that the Company proposes to take with respect thereto.

5.8 Securities Law Compliance. The Company will make such filings, notices or registrations as are required under Regulation D of the Securities Act and applicable state securities laws after the Closing, within the time periods set forth in the Securities Act and those laws.

5.9 Reservation of Common Stock. The Company will continue to reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit conversion of the Convertible Notes and exercise of the Warrants.

5.10 Use of Proceeds. The proceeds of the Convertible Notes, to the extent available, will be used to pay general corporate debts and obligations and, to the extent available, for the following other purposes:

(a) complete the FDA Pivotal trial for the Cervical Cancer detection device;

(b) seek FDA approval of the Cervical Cancer detection device;

(c) payment of legal and other fees and expenses through the Closing Date relating to the issuance and sale of the Convertible Notes and Warrants, and prior financings of the Company;

(d) prepare for manufacturing, launch and commercialization of the Cervical Cancer Detection Device, especially with regard to development work toward the "CE Mark;"

(e) continue activities in Glucose Monitoring with an appropriate corporate partner;

(f) seek additional R&D grants;

(g) enhance the intellectual property portfolio; and

(h) other corporate purposes as authorized by the Board of Directors.

5.11 Board Matters. The Company agrees to take all actions within its control to cause the appointment and election thereafter of a member to its Board of Directors nominated by the Majority Noteholders.

SECTION 6
REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE NOTEHOLDERS

Each Noteholder, severally and not jointly, hereby represents and warrants to the Company with respect to such Noteholder' s Loan and the issuance of the Noteholder' s Convertible Note and as of the date of the Closing, as follows:

6.1 Experience. Such Noteholder has substantial experience in evaluating and making loans and investing in private placement transactions of securities in companies similar to the Company so that such Noteholder is capable of evaluating the merits and risks of its Loan to the Company and purchase of the Convertible Notes and Warrants, and has the capacity to protect its own interests.

6.2 Investment Intent. Such Noteholder is making its Loan, acquiring its Convertible Note and its Warrants for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Noteholder understands that its Convertible Note, its Warrants and the Underlying Stock have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Noteholder' s representations as expressed herein. The Company will rely upon the accuracy and truthfulness of, the representations made by each Noteholder set forth in this Section 6 and each Noteholder hereby consents to such reliance on the representations made by it hereunder.

6.3 Accredited Investor. Such Noteholder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act.

6.4 Rule 144. Such Noteholder acknowledges that its Convertible Note, its Warrants and the Underlying Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Noteholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of securities acquired in a private placement subject to the satisfaction of certain conditions, which may include under certain circumstances, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, minimum holding periods, manner-of-sale limitation and volume limitations.

6.5 Access to Information. Such Noteholder has had an opportunity to discuss the Company' s business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Noteholder understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company' s business and prospects. Such Noteholder acknowledges and understands that, in the course of such discussions, it may have been provided access to material, non-public information concerning the Company. Further, such Noteholder acknowledges and understands the fact that the Company is seeking to effect the private placement of the Convertible Notes and the Warrants is material non-public information and disclosure of such information or use of such information by the Noteholder or anyone receiving such information from the Noteholder in connection with the purchase, sale or trade of the Company' s securities (other than use by the Noteholder in acquiring Convertible Notes and Warrants), or any hedging, derivative or similar transactions or activities involving the Company' s securities, is unlawful and constitutes a violation of securities laws. Nothing contained in this Section 6.5 modifies, amends or affects each Noteholder' s right to rely on the Company' s representations and warranties contained in Section 4.

6.6 Organization; Authorization. If such Noteholder is a corporation or a limited duration company or a limited liability company or limited partnership or a business trust or other entity, it is duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations under this Agreement, and the acquisition by such Noteholder of its Convertible Note(s) and Warrants hereunder has been duly authorized by all necessary action on the part of such Noteholder.

6.7 Enforcement. This Agreement when executed and delivered by such Noteholder will constitute a valid and legally binding obligation of the Noteholder, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

6.8 Legend. Such Noteholder understands that its Convertible Note, the Warrants and the Underlying Stock will bear the following legend until such time as such securities are registered under the Securities Act and sold pursuant to such registration statement or sold in a transaction that, in the opinion of counsel satisfactory to the Company (as to both such counsel and such opinion): "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933."

Such Noteholder acknowledges that its Convertible Notes, Warrants and Underlying Stock shall bear any additional legend required by any other applicable state securities or "blue sky" laws.

6.9 Governmental Review. Such Noteholder understands that no U.S. federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Convertible Notes.

6.10 No Intent to Effect a Change of Control. Such Noteholder has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

6.11 Residency. Such Noteholder is a resident of the jurisdiction set forth in the address below such Noteholder' s name on Schedule 1 hereto.

6.12 No Reliance. The consummation of the transactions contemplated by the Transaction Documents are not done in reliance upon any warranty or representation by, or information from, the Company of any sort, oral or written, except the warranties and representations specifically set forth in this Agreement (including the exhibits and schedules hereto), in the other Transaction Documents (including the exhibits and schedules thereto) and in any certificates required to be delivered by the Company hereunder and thereunder.

SECTION 7
CONDITIONS TO CLOSING OF NOTEHOLDERS

The obligations of the Noteholders to purchase the Convertible Notes and the Warrants at the Closing is subject to the fulfillment of the following conditions:

7.1 Representations and Warranties Correct. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

7.2 Covenants. All covenants, agreements and conditions contained in this Agreement and the other Transaction Documents to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

7.3 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

7.4 Adverse Changes. Since the date of the financial statements included in the most recently filed SEC Report prior to the date of this Agreement, no event which has had or could reasonably be expected to have a material impact on the commercialization of the Company' s Cervical Neoplasia Detection Device System shall have occurred.

7.5 Change of Control. No Change of Control shall have occurred between the date hereof and the Closing.

7.6 Compliance Certificate. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Noteholder a certificate of the Company executed by the Chief Executive Officer of the Company, dated as of the Closing certifying to the fulfillment of the conditions specified in this Section 7.

7.7 Secretary' s Certificate. The Company shall have delivered to the Noteholder a certificate of the Company executed by the Secretary of the Company, dated as of the Closing, certifying (a) resolutions adopted by the Company' s Board of Directors authorizing the execution of this Agreement, the Convertible Notes, the Warrants and the transactions contemplated hereby; and (b) that the Certificate of Incorporation and Bylaws of the Company, as currently on file with the SEC, are in effect and full force.

SECTION 8
CONDITIONS TO CLOSING OF COMPANY

The Company' s obligation to sell and issue the Convertible Notes at the Closing is subject to the fulfillment as of the Closing of the following conditions:

8.1 Representations and Warranties Correct. The representations and warranties made by the Noteholders participating in that Closing shall be true and correct when made, and shall be true and correct on the date made and on the Closing.

8.2 Legal Matters. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

8.3 Covenants. Each Noteholder participating in that Closing shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Noteholder at or before the Closing.

8.4 Change of Control. No Change of Control of the Company shall have occurred between the date hereof and the Closing.

8.5 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed, threatened or pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

SECTION 9
DEFAULTS; REMEDIES

9.1 Events of Default; Acceleration. The occurrence of one or more of the following events without a cure within 30 days after occurrence of the default or within such other time period provided herein (each an "Event of Default") shall constitute an Event of Default:

(a) The Company defaults in the payment of principal of or interest on the Convertible Notes or any other fee or expense due under the Transaction Documents when the same becomes due and payable, whether on demand, at maturity or at a date fixed for the payment of any installment or prepayment thereof or otherwise, and such default is not waived or cured within 30 days after such default occurs.

(b) The Company defaults in the performance of or compliance with any covenant or provision of this Agreement, the Convertible Notes, or in any Transaction Document, and any such default is not cured or waived within 60 days after the Company has notice of the occurrence of such default.

(c) The representations or warranties made by the Company in this Agreement and in any Transaction Document shall prove to have been false or incorrect in any material respect when made.

(d) The Company discontinues its business or makes an assignment for the benefit of creditors.

(e) If, within 60 days after the commencement against the Company of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law (an "Insolvency Proceeding"), such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if within 60 days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official ) of the Company or any substantial part of the property of the Company such appointment shall not have been vacated.

(f) A Change of Control or sale of a majority of the business or assets of the Company unless approved by the member of the Board of Directors nominated by the Majority Noteholders, or approved by the Majority Noteholders or by the Agent.

(g) Attachment or judgment in excess of $500,000 that is not covered by insurance if not discharged, annulled or stayed within 30 days thereafter.

(h) The occurrence and continuance of an Event of Default under other Indebtedness of the Company that results in an acceleration of such Indebtedness of the Company in excess of $500,000.

9.2 Remedies on Default, etc. In case any one or more Events of Default shall occur and be continuing and after any applicable cure period: (a) Majority Noteholders may by written notice to the Company, declare the principal of and accrued interest in respect of the Convertible Notes to be forthwith due and payable, whereupon the principal of and accrued interest in respect of the Convertible Notes shall become forthwith due and payable without any other notice of intent to accelerate, notice of acceleration, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and (b) Majority Noteholders may proceed to protect and enforce the rights of the Noteholders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, in the Convertible Notes or in the other Transaction Documents or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law.

9.3 Remedies Not Exclusive. No right conferred hereby or by the Convertible Notes or any other Transaction Document upon the Noteholders shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

SECTION 10
Subordination of the Convertible Notes

10.1 Convertible Notes Subordinate to Senior Debt. The parties hereto covenant and agree that, to the extent and in the manner hereinafter set forth in this Section 10, the Indebtedness represented by the Convertible Notes and the payment of the principal and interest on each and all of the Convertible Notes and any claim for payment under the Transaction Documents and any claims for indemnity hereunder are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt. The provisions of this Section 10 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt and their agent.

10.2 Payment of Proceeds upon Dissolution, etc. In the event of any Insolvency Proceeding relative to the Company or its assets or any assignment for the benefit of creditors or any other marshalling or assets and liabilities of the Company, then and in any such event the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due or in respect of all Senior Debt, or provision shall be made for such payment in a manner acceptable to the holders of Senior Debt, before the Noteholders are entitled to receive any payment on account of principal or interest on the Convertible Notes.

10.3 No Payment When Senior Debt in Default. In the event of and during the continuation of (a) any default (whether at maturity or upon acceleration or mandatory prepayment or on any principal installment payment date or interest payment date, or otherwise) in the payment of any Senior Debt beyond any applicable grace or notice and cure period with respect thereto, or (b) any nonpayment event of default with respect to any Senior Debt, permitting the holders thereof to declare such Senior Debt to be due and payable prior to the date on which it would otherwise have become due and payable and beyond any applicable grace period, and written notice thereof has been given to the Company (and the Company shall have given the Agent a copy of such notice), then no payment shall be made by the Company on account of the principal or interest on the Convertible Notes or on account of the purchase or redemption or other acquisition of Convertible Notes or any other amounts payable in respect of the Convertible Notes or this Agreement (i) in case of any payment default specified in clause (a), unless and until such event of default shall have been cured or waived in writing or shall have ceased to exist or such acceleration shall have been rescinded or annulled, or (ii) in case of any nonpayment event of default specified in clause (b), the period of time (the "Blockage Period") beginning on the date the Company receives an effective notice of such non-payment event of default and ending on the earlier of the 180th day after receipt by the Company of such notice or the date, if any, on which Senior Debt to which such default relates is discharged or such default is waived in writing by the holders of such Senior Debt or otherwise cured (provided that no more than one Blockage Period may be commenced with respect to the Convertible Notes during any 360-day period and provided further, that, in any such 360-day period, no other event that gave rise or could have given rise to a different nonpayment event of default specified in clause (b) that existed or was continuing on the date of the commencement of any Blockage Period can be, or can be made to be, the basis for the commencement of a second Blockage Period, whether or not within such 360-day period). As long as any Senior Debt is outstanding, payment on account of the Convertible Notes may not be accelerated during any Blockage Period unless the provisions of Section 10.2 are applicable. The provisions of this Section 10.3 shall not apply to any payment with respect to which Section 10.2 would be applicable.

10.4 Subrogation to Rights of Holders of Senior Debt. Subject to the payment in full in cash (or in such other manner as is acceptable to the agent for the holders of the Senior Debt) of the Senior Debt, the Noteholders shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of cash, property and securities applicable to Senior Debt until the principal of and interest on the Convertible Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Noteholders would be entitled except for the provisions of this Section 10 shall, as among the Company, its creditors other than holders of Senior Debt and the Noteholders be deemed to be a payment or distribution by the Company to or on account of Senior Debt.

10.5 Provisions Solely to Define Relative Rights. The provisions of this Section 10 are and are intended solely for the purpose of defining the relative rights of the Noteholders, on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section 10 or elsewhere in this Agreement or in the Convertible Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Noteholders, the obligation of the Company, which is absolute and unconditional, to pay to the Noteholders the principal of and interest on the Convertible Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Noteholders and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Noteholders from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Agreement, subject to the rights, if any, under this Section 10 of the holders of Senior Debt (x) in any Insolvency Proceeding referred to in Section 10.2, to receive, pursuant to and in accordance with such paragraph, cash, property and securities otherwise payable or deliverable to such holder, or (y) under the conditions specified in Section 10.3, to prevent any payment prohibited by such paragraph.

10.6 No Waiver of Subordination Provisions. No right of any present or future holder of Senior Debt or agent thereof to enforce subordination as provided by this Section 10 shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder or agent, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder or agent may have or be otherwise charged.

SECTION 11
DESIGNEES AND AGENTS

11.1 Appointment, Powers and Immunities. Each Noteholder hereby irrevocably designates and appoints the Agent and any other person or entity chosen by Majority Noteholders to replace it, which designation and appointment is coupled with an interest, as the agent of such Noteholder under the Transaction Documents, and each such Noteholder irrevocably authorizes the Agent to take such action on the Noteholder' s behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not: (i) have any duties or responsibilities to be a trustee for any Noteholder; (ii) be responsible to the Noteholders for any recitals, statements, representations or warranties contained in the Transaction Documents, or in any certificate or other document referred to or provided for in, or received by either of them under, the Transaction Documents, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of the Transaction Documents, or for any failure by the Company or any other person to perform any of its obligations hereunder or thereunder; (iii) be required to initiate or conduct any litigation or collection proceedings under the Transaction Documents, except to the extent requested by Majority Noteholders; and (iv) be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact it selects with reasonable care. Subject to the foregoing, the Agent shall, on behalf of the Noteholders, (a) hold and apply any and all Collateral, as defined in the Security Agreement, at any time received by it, in accordance with the provisions of those agreements and this Agreement; (b) exercise any and all rights, powers and remedies of the Noteholders under this Agreement or any other Transaction Document, including the giving of any consent or waiver or the entering into of any amendment; (c) execute, deliver and file UCC financing statements, assignments and other such agreements, and possess instruments on behalf of any of or all the Noteholders; (d) in the event of an Event of Default, sell or otherwise liquidate or dispose of any portion of the Collateral (as defined in the Security Agreement) held by it and otherwise exercise the rights of the Noteholders hereunder and under the other Transaction Documents; and (e) exercise such other rights and powers as are provided in any Transaction Documents and approved by Majority Noteholders.

11.2 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any communication by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or entity, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, or the other Transaction Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Majority Noteholders, and such instructions of the Majority Noteholders and any action taken or failure to act pursuant thereto shall be binding on all Noteholders.

11.3 Events of Default. The Agent shall not be deemed to have knowledge of the occurrence of an Event of Default unless such Agent has received written notice from any Noteholder or the Company specifying such Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give prompt notice thereof to the Noteholders. The Agent shall (subject to Section 11.7) take such action with respect to such Event of Default as shall be directed by Majority Noteholders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action on behalf of the Noteholders, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interest of the Noteholders.

11.4 Rights as a Noteholder. A person or entity acting as the Agent to the extent it is a Noteholder shall have the same rights and powers hereunder as any other Noteholder and may exercise the same as though it were not acting as the Agent. The Agent and its Affiliates may (without having to account therefor to the Noteholders) lend money to, guaranty indebtedness of and generally engage in any kind of business with the Company and any of its Affiliates as if it were not acting as an Agent, and the Agent may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Noteholders.

11.5 Indemnification. The Noteholders agree to indemnify the Agent (to the extent not reimbursed by the Company) ratably in accordance with the aggregate principal amount of the Convertible Notes held by the Noteholders, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Transaction Documents or the transactions contemplated by or referred to therein or the enforcement of any of the terms of any Transaction Document, provided that no Noteholder shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

11.6 Non-Reliance on Agent and Other Noteholders. Each Noteholder agrees that it has, independently and without reliance on the Agent or any other Noteholders, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its own decision to make the Loans and to enter into this Agreement and the other Transaction Documents to which it is a party and that it will, independently and without reliance upon the Agent or any other Noteholders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Transaction Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of any Transaction Document or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Noteholders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Noteholder with any credit or other information concerning the affairs, financial condition or businesses of the Company which may come into the possession of the Agent or any of its Affiliates. Notwithstanding the foregoing, the Agent will provide to the Noteholders any and all information reasonably required by them and reasonably available to the Agent promptly upon such request.

11.7 Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by reason of taking or continuing to take any such action.

11.8 Resignation or Removal of Agent. Any person or entity acting as Agent may resign as an Agent at any time by giving five days prior written notice thereof to the Noteholders and the Company and shall be removed as the Agent at any time with or without cause at the request of Majority Noteholders. Any such resignation shall take effect at the end of such five day period or upon the earlier appointment of a successor Agent by Majority Noteholders as provided below. Upon any resignation or removal of any Agent, Majority Noteholders shall appoint a successor agent from among the Noteholders. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent. After the effective date of the resignation or removal of an Agent hereunder, the retiring Agent shall be discharged from its duties and obligations hereunder, provided that the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

11.9 Cooperation of Noteholders. Each Noteholder shall (a) promptly notify the other Noteholders and the Agent of any Event of Default known to such Noteholder under this Agreement and not reasonably believed to have been previously disclosed to the other Noteholders; (b) provide the other Noteholders and the Agent with such information and documentation as such other Noteholders or the Agent shall reasonably request in the performance of their respective duties hereunder, including, without limitation, all information relative to the outstanding balance of principal, interest and other sums owed to such Noteholder by the Company under the Convertible Notes and other Transaction Documents; and (c) cooperate with the Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against or otherwise in respect of the Collateral by the Agent in the name and on behalf of the Noteholders.

SECTION 12
MISCELLANEOUS

12.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Georgia without reference to the principles of conflict of laws under Georgia law.

12.2 Courts. The parties each agree that any action or proceeding against the Company to enforce this Agreement may be commenced in any court having jurisdiction in Gwinnett County in the State of Georgia and the Company waives personal service or process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

12.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Noteholders and the closing of the transactions contemplated hereby.

12.4 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Noteholders to purchase the Convertible Notes shall not be assignable without the consent of the Company.

12.5 Entire Agreement; Amendment. The Transaction Documents constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement and the other Transaction Documents nor any term hereof and thereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the Majority Noteholders may, with the Company' s prior written consent, waive, modify or amend on behalf of the Noteholders, any provision hereof and thereof.

12.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Noteholder, at the Noteholder' s address set forth on Schedule 1, or at such other address as such Noteholder shall have furnished to the Company and the Agent in writing, (b) if to the Company, at its address set forth on the cover page of this Agreement and addressed to the attention of the CEO, or at such other address as the Company shall have furnished to the Noteholders and the Agent in writing, or (c) if to the Agent, to Fred C. Minnich, 562 Lakeland Plaza, Suite 215, Cumming, GA 30040, or at such other address as the Agent shall furnish to the Noteholders and the Company in writing.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or three business days after the same has been deposited in a regularly maintained receptacle for the deposit of the U.S. mail, addressed and mailed as aforesaid, or if by facsimile transmission, on the first business day following receipt of an acknowledgment of good transmission.

12.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Noteholder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Noteholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Noteholder of any breach or default under this Agreement, or any waiver on the part of any Noteholder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Noteholder, shall be cumulative and not alternative.

12.8 Expenses. The Company and each of the Noteholders shall each bear their own legal and other expenses with respect to this Agreement and the transactions contemplated hereby.

12.9 U.S. Withholding Income Tax. To the extent required by applicable U.S. law, the Company shall withhold from any payments due to a Noteholder under the Convertible Note held by such Noteholder any income tax required to be withheld by the Company.

12.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

12.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.12 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

12.13 No Third Party Beneficiaries. Except as otherwise provided for in Section 10, this Agreement is intended for the benefit of the parties hereto, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

12.14 Independent Nature of Noteholders' Obligations and Rights. The obligations of each Noteholder hereunder are several and not joint with the obligations of the other Noteholders hereunder, and no Noteholder shall be responsible in any way for the performance of the obligations of any other Noteholder hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Noteholder pursuant hereto or thereto, shall be deemed to constitute the Noteholders as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Noteholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Noteholder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and, except as expressly provided in this Agreement, it shall not be necessary for any other Noteholder to be joined as an additional party in any proceeding for such purpose.

12.15 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have executed this Agreement as of the date first set forth above.

GUIDED THERAPEUTICS, INC.

By: /s/ Mark L. Faupel
Mark L. Faupel, Ph.D.

Its: President & Chief Executive Officer

"Agent"

By: /s/ Fred C. Minnich

Print Name: Fred C. Minnich, Agent

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:     /s/ William Zachary

Print Name:     William Zachary

Address:    c/o Zachary & Segraves, 1000 Commerce Drive, Decatur, GA 30030

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ John E. Imhoff

Print Name: John E. Imhoff

Address: Cottage 441, 55 Rutledge Lane, Sea Island, GA 31561

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

Kuekenhof Equity Fund, LLP

By: /s/ Michael C. James

Print Name: Michael C. James

Title:

Address: 22 Church Street, Suite 5, Ramsey, NJ 7446

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Dolores Maloof

Print Name: Dolores Maloof

Address: 2669 Mercedes Drive, NE, Atlanta, GA 30345

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Ronald W. Hart

Print Name: Ronald W. Hart

Address: 4821 Crestwood Drive, Little Rock, AR 72207

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

Ressler & Tesh, PLLC

By: /s/ Allen Ressler

Print Name: Allen Ressler

Title: Partner

Address: Exchange Bldg., Penthouse Suite, 821 Second Avenue, Seattle, WA 98104

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Richard Blumberg

Print Name: Richard Blumberg

Address: 2357 Hobart Avenue, SW, Seattle, WA 98116

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Richard Blumberg

Print Name: Richard Blumberg for Webster

Mrak &Blumberg, fbo Christine Mrak

Address: P. O. Box 16365, Seattle, WA 98116

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Richard Blumberg

Print Name: Richard Blumberg for Webster

Mrak & Blumberg, fbo Richard Blumberg

Address: P. O. Box 16365, Seattle, WA 98116

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Michael Moore

Print Name: Michael Moore

Address: 1125 Tennyson Place, Atlanta, GA 30319

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Benny H. Screws

Print Name: Benny H. Screws

Address: 5043 Thymeleaf Court, Melbourne, FL 32940

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ L. Peter Reininger

Print Name: L. Peter Reininger

Address: 100 St. Andrews Drive, Fayetteville, GA 30215

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

Sternfeld Family Trust

By: /s/ Daniel Sternfeld

Print Name: Dr. Daniel Sternfeld

Title: Trustee

Address: c/o Dr. Daniel Sternfeld, 28211 Rancho Grande, Laguna Niguel, CA 92677

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ John C. Imhoff

Print Name: John C. Imhoff

Address: 3660 Peachtree Road, NE, Apt. B3, Atlanta, GA 30319

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Jimmy Funderburke

Print Name: Jimmy Funderburke

Address: 3593 Northcrest Road, Atlanta, GA 30340

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ George Goll

Print Name: Dr. George Goll

Address: 6600 NE Windermere Road, Seattle, WA 98115

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Jill T. Gentile

Print Name: Jill T. Gentile

Address: 217 N. 3rd Avenue, Highland Park, NJ 08904

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Gregory S. Petrie

Print Name: Gregory S. Petrie

Address: 5710 Ashworth Avenue N, Seattle, WA 98103

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Mark E. Brennan

By: /s/ Maureen C. Brennan

Print Name: Mark E. Brennan & Maureen C. Brennan, Jt. Tenants

Address: 1431 N. 54th Street, Seattle, WA 98103

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ J. E. Funderburke

Print Name: J. E. Funderburke

Address: 3593 Northcrest Road, Atlanta, GA 30340

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Sherman C. Wade

Print Name: Sherman C. Wade

Address: 435 Langley Oaks Drive, Marietta, GA 30067

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Robert E. Johnson

Print Name: Robert E. Johnson

Address: 6177 Old Pendergrass Road, Jefferson, GA 30459

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

TABAS, LLP

By: /s/ Albert Ashkoti

Print Name: Albert Ashkoti

Title: General Partner

Address: 6085 Barfield Road, Suite 200, Atlanta, GA 30328

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

International Developers Group #1, LLC

By: /s/ Paul D' Agnese

Print Name: Paul D' Agnese

Title:

Address: 5550 Chelsen Wood Drive, Duluth, GA 30097

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Richard Blumberg

Print Name: Richard Blumberg

Address: 2357 Hobart Avenue, SW, Seattle, WA 98116

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Ronald W. Allen

Print Name: Ronald W. Allen

Address: 60 Finch Forest Trail, Atlanta, GA 30327

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

[Noteholder signature page to Note Purchase Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By:
Print Name:
Address:

[IF AN ENTITY:]

Easy Money 44

By: /s/ Morris Money

Print Name: Morris Money

Title: President

Address: 3648 Chamblee Tucker Road, Suite A, Atlanta, GA 30340

[Noteholder signature page to Security Agreement dated December 1, 2008]

[IF AN INDIVIDUAL:]

By: /s/ Peter M. Mondalek

Print Name: Peter M. Mondalek

Address: 4561 Old Perimeter Way, #901, Atlanta, GA 30356

[IF AN ENTITY:]

By:
Print Name:
Title:
Address:

Schedule 1

Noteholders

Noteholder	Original Loan Amount(s)	Original Loan Date(s)	New Principal Amount[1]	IssuedWarrant Shares	New Warrant Shares[2]
William Zachary c/o Zachary & Segraves 1000 Commerce Drive Decatur, GA 30030	$10,000	03/31/08	$10,000	-0-	50,000
John E. Imhoff Cottage 441, 55 Rutledge Lane Sea Island, GA 31561	$10,000	04/01/08	$10,000	-0-	50,000
Kuekenhof Equity Fund, LLP c/o Michael C. James 22 Church Street, Suite 5 Ramsey, NJ 07446	$60,000 $40,000 $10,000	11/07/07 11/27/07 04/02/08	$124,535	-0- -0- -0-	622,677
Dolores Maloof 2669 Mercedes Drive, NE Atlanta, GA 30345	$400,000 $60,000 $25,000	04/10/08 08/06/08 09/02/08	$523,893	400,000 -0- -0-	3,019,467
Ronald W. Hart 4821 Crestwood Drive Little Rock, AR 72207	$10,000	04/21/08	$10,000	-0-	50,000
Ressler & Tesh, PLLC c/o Allen Ressler Exchange Bldg., Penthouse Ste. 821 Second Avenue, Suite 2200 Seattle, WA 98104-1540	$100,000	05/23/08	$108,673	38,462	581,829
Richard Blumberg 2357 Hobart Avenue, SW Seattle, WA 98116	$160,000 $25,000	06/06/08 09/11/08	$198,879	61,538	1,055,931
Webster Mrak & Blumberg fbo Christine Mrak P. O. Box 16365 Seattle, WA 98116	$20,000	06/06/08	$21,583	7,692	115,605
Webster Mrak & Blumberg fbo Richard Blumberg P. O. Box 16365 Seattle, WA 98116	$20,000	06/06/08	$21,583	7,692	115,605
Michael Moore 1125 Tennyson Place Atlanta, GA 30319	$50,000	06/18/08	$53,738	19,231	287,923
Benny H. Screws 5043 Thymeleaf Court Melbourne, FL 32940	$26,000	06/27/08	$27,859	10,000	149,295
L. Peter Reininger 100 St. Andrews Drive Fayetteville, GA 30215	$15,000	06/27/08	$16,058	5,769	86,061
Sternfeld Family Trust c/o Dr. Daniel Sternfeld 28211 Rancho Grande Laguna Niguel, CA 92677	$50,000	06/27/08	$53,274	19,231	285,599
John C. Imhoff 3660 Peachtree Road, NE. Apt. B3 Atlanta, GA 30319-1237	$100,000 $25,000 $25,000	07/03/08 09/05/08 09/11/08	$158,787	38,462	832,397
Dr. George Goll 6600 NE Windermere Road Seattle, WA 98115-7943	$3,000	07/07/08	$3,198	1,154	17,143
Jill T. Gentile 217 N. 3rd Avenue Highland Park, NJ 08904	$6,000	07/07/08	$6,396	2,308	34,286
Gregory S. Petrie 5710 Ashworth Avenue N Seattle, WA 98103	$10,000	07/07/08	$10,659	3,846	57,143
Mark E. Brennan & Maureen C. Brennan, Jt. Tenants 1431 N. 54th Street Seattle, WA 98103-6117	$15,000	07/07/08	$15,989	5,769	85,714
Jimmy Funderburke 3593 Northcrest Road Atlanta, GA 30340-4028	$50,000	07/07/08	$53,297	19,231	266,483
J. E. Funderburke 3593 Northcrest Road Atlanta, GA 30340-4028	$50,000 $75,000 $25,000	09/22/08 10/01/08 10/15/08	$154,403	-0- -0- -0-	772,013
Sherman C. Wade 435 Langley Oaks Drive Marietta, GA 30067	$25,000	09/04/08	$26,250	-0-	131,249
Robert E. Johnson 6177 Old Pendergrass Road Jefferson, GA 30549	$100,000	10/10/08	$102,470	-0-	512,350
TABAS, LLLP c/o Albert Ashkoti 6085 Barfield Road, Suite 200 Atlanta, GA 30328	$25,000	11/6/08	$25,253	-0-	126,264
Peter M. Mondalek 4561 Olde Perimeter Way, #901 Atlanta, GA 30346-6002	$25,000	11/18/08	$25,000	-0-	125,000
International Developers Group #1, LLC c/o Paul D' Agnese 5550 Chelsen Wood Drive Duluth, GA 30097	$25,000 $25,000	11/19/08 01/19/09	$25,000 $25,000	-0- -0-	250,000
Richard Blumberg 2357 Hobart Avenue, SW Seattle, WA 98116	$105,000 $105,000 $105,000	12/01/08 12/26/08 01/20/09	$315,000	-0-	1,575,000
Ronald W. Allen 60 Finch Forest Trail Atlanta, GA 30327	$35,000	12/01/08	$35,000	-0-	175,000
Easy Money 44 c/o Morris Money, President 3648 Chamblee Tucker Road Suite A Atlanta, GA 30341	$75,000 $75,000	11/25/08 12/01/08	$75,000 $75,000	-0- -0-	375,000 375,000

1) This amount is the total of all Promissory Notes (if any) issued to named Noteholder between November 7, 2007 and December 1, 2008, and includes interest (if any) due from the date(s) of the original Promissory Notes through the date of this Agreement, December 1, 2008.

2) This amount includes previously issued warrants (now void) indicated in the "Issued Warrant Shares" column and warrants with interest (if any) now applicable with this Agreement.

Schedule 2.3(d)

Certain Outstanding Derivative Securities

Warrants		Per Share Exercise Price	Expiration Date

189,000	(1)	0.65	08/30/2013
400,000	(2)	0.65	02/05/2014
68,000	(3)	0.65	11/20/2013
2,443,345	(4)	0.81	03/25/2009
3,100,345

(1) Consists of amended and restated warrants to purchase common stock at an original purchase price of $1.50 per share associated with the settlement of a dispute in August of 2005. These warrants are exercisable either in cash or in stock, if the fair market value is greater than the exercise price, and are subject to repricing on the same terms as the series A convertible preferred stock. In March 2007, the exercise price was adjusted from $1.50 to $0.65 per share.

(2) Consists of amended and restated warrants to purchase common stock at an original purchase price of $1.50 per share associated with the settlement of a dispute in August of 2005. These warrants are exercisable either in cash or in stock, if the fair market value is greater than the exercise price, and are subject to repricing on the same terms as the series A convertible preferred stock. In March 2007, the exercise price was adjusted from $1.50 to $0.65 per share.

(3) Consists of amended and restated warrants to purchase common stock at an original purchase price of $1.50 per share associated with the settlement of a dispute in August of 2005. These warrants are exercisable either in cash or in stock, if the fair market value is greater than the exercise price, and are subject to repricing on the same terms as the series A convertible preferred stock. In March 2007, the exercise price was adjusted from $1.50 to $0.65 per share.

(4) Consists of warrants to purchase common stock issued as part of the private placement of the Company' s series A convertible preferred stock completed in 2004. These warrants are exercisable in cash and are subject to repricing. As of March 12, 2007, the exercise price was adjusted from $2.25 to $0.81.

SCHEDULE OF EXCEPTIONS

Section 4.5

Reports and Financial Statements

1. On September 23, 2008, the Company filed an amended annual report on Form 10-K/A, restating Part II, Items 7, 8 and 9A, and Part IV, Item 15 of the Company' s annual report on Form 10-K for the year ended December 31, 2008, in response to a letter regarding comments of the Staff of the Securities and Exchange Commission (the "Commission") relating to such filing. The representation and warranty in Section 4.5 of the Agreement, as it applies to such items, applies only to the as-amended version as of the Company' s annual report on Form 10-K for the year ended December 31, 2007, and applies only as of the date of the filing of such Form 10-K/A. Further, any amended disclosure is subject to further comment from the Commission.

2. Certain events, described in Part II, Item 5 of the Company' s quarterly report on Form 10-Q for the quarter ended March 31, 2008, should have originally been filed as current reports on Form 8-K in the time periods specified by Form 8-K. The representation and warranty in Section 4.5 of the Agreement is not being made with regard to the timeliness of disclosure of such events.

Section 4.13

Liens

REPORT/INDEX DATE LOCATION	UCC - SECURED PARTY	UCC DATE FILED/ FILE NUMBER	UCC COLLATERAL
NONE

Exhibit A

FORM OF CONVERTIBLE NOTE

subordinated SECURED Convertible NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER APPLICABLE STATE SECURITIES LAWS (THE "ACTS") AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE UNDER THE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ALL PAYMENTS UNDER THIS NOTE, WHETHER PRINCIPAL, INTEREST, OR OTHERWISE, ARE SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OBLIGATIONS OF THE COMPANY (DEFINED BELOW) TO HOLDERS OF CERTAIN INDEBTEDNESS OF THE COMPANY, PURSUANT TO, AND ON THE TERMS SET FORTH IN, SECTION 10 OF THE PURCHASE AGREEMENT (DEFINED BELOW) (AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF. THE PURCHASE AGREEMENT, INCLUDING THE SUBORDINATION PROVISIONS IN SECTION 10 THEREOF, SHALL BE BINDING ON THE SUCCESSORS AND ASSIGNS OF THE HOLDER OF THIS NOTE.

GUIDED THERAPEUTICS, INC.

15% SUBORDINATED SECURED CONVERTIBLE NOTE
Note No. SSCN-__	Issue Date: December 1, 2008	$_______________

FOR VALUE RECEIVED, the undersigned, GUIDED THERAPEUTICS, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of _______________________________________, or registered assigns (the "Holder"), without offset, at Holder' s address of _____________________________________________________________________________, or at such other place as the Holder may hereafter from time to time designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ DOLLARS ($__________) on December 1, 2011 (the "Maturity Date"), together with interest as hereinafter provided. [This Convertible Note is issued in replacement of that certain Promissory Note (if any) in the same principal amount, plus interest, originally issued by the Company on ______________, 2008.]

1. GENERAL

1.1. Note Purchase Agreement. This Convertible Note is one of a series of 15% Subordinated Secured Convertible Notes (the "Convertible Notes") issued pursuant to the Note Purchase Agreement dated December 1, 2008 entered into by the Company, the Noteholders (the "Noteholders") and the Agent named therein, as it may be amended from time to time (the "Note Purchase Agreement"). The Convertible Notes shall be governed by the terms of the Note Purchase Agreement. Each Holder of this Convertible Note will be deemed to have made the representations set forth in Section 6 of the Note Purchase Agreement.

1.2. Governing Law. This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Georgia, excluding any choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

1.3. Definitions. Terms with initial capital letters used but not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement.

2. INTEREST

The principal amount of this Convertible Note shall bear interest from the Issue Date at an annual rate of 15%, while no Event of Default has occurred, and at 20% while an Event of Default has occurred and is continuing. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Absent an Event of Default, interest shall accrue until and be payable on the Maturity Date.

3. PAYMENTS AND MANDATORY PREPAYMENT

3.1. Place of Payment. Payments of all amounts due under this Convertible Note shall be made at the address of the Holder set forth in the first paragraph of this Convertible Note or such other place as the Holder of this Convertible Note shall have designated by written notice to the Company.

3.2. Application of Payments. Payments of all amounts due under this Convertible Note will be applied as follows: first to accrued and unpaid interest and second to principal. The Convertible Notes rank equally and ratably without priority over one another. No payment of principal shall be made under this Convertible Note unless payments of principal are made under the other Convertible Notes in an amount that bears the same ratio to the unpaid principal of the other Convertible Notes as the payment hereon bears to the unpaid principal on this Convertible Note. No payment of interest shall be made under this Convertible Note unless payments of interest are made under the other Convertible Notes in an amount that bears the same ratio to the interest (including accrued interest) owing on the other Convertible Notes as the payment of interest (including accrued interest) on this Convertible Note bears to the interest (including accrued interest) owing on this Convertible Note.

3.3. Excess Payment. Notwithstanding Section 3.2, if the Holder receives more than its pro rata share of interest or principal (such excess being termed an "Excess Payment"), the Holder shall pay to the Agent for distribution to the holders of the Convertible Notes their respective pro rata shares of such Excess Payment, as set forth in Section 3.2, unless the Holder is legally required to return the Excess Payment, in which case each holder of a Convertible Note receiving a portion of such Excess Payment shall return to the Holder its pro rata share of the sum required to be returned, without interest.

3.4. Company Obligation. The Company acknowledges and agrees that, if the Holder shall be obligated to pay and pays to the Agent for distribution to the holders of the Convertible Notes an Excess Payment, the Company shall be deemed to have satisfied its obligations in respect of this Convertible Note only to the extent of the Excess Payment actually retained or received by the Holder after giving effect to the pro rata payments by the Agent to the holders of the Convertible Notes. The obligations of the Company in respect of the Convertible Notes held by other holders shall be deemed to have been satisfied to the extent the amount of the Excess Payment distributed to each by the Agent and not required to be returned.

3.5. Payment. Subject to the terms and conditions hereof governing Excess Payments, the Company may at any time and from time to time prepay in whole or in part any sum due hereunder without penalty in accordance with Section 2.6 of the Note Purchase Agreement.

4. SECURITY AGREEMENT

The Convertible Notes are secured by the Security Agreement.

5. CONVERSION

The Convertible Notes are convertible into the Company' s Common Stock as set forth in Section 2.3 of the Note Purchase Agreement. For purpose of such conversion, the Holder is required to send to the Company a conversion notice in the form of Schedule 1 attached hereto. The Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of such shares to permit the conversion of the Convertible Notes.

6. EVENTS OF DEFAULT; REMEDIES

6.1. Events of Default. The occurrence of one or more of the Events of Default set forth in the Note Purchase Agreement shall be an Event of Default hereunder.

6.2. Remedies.

(a) Acceleration. Upon the occurrence of and during the continuation of any Event of Default, the Majority Noteholders shall have the rights and shall be entitled to the remedies set forth in the Note Purchase Agreement, which rights include, but are not limited to, the right to declare the outstanding principal balance, together with accrued interest and all other amounts owing to be immediately due and payable, without presentment, demand, protest or further notice, all of which are hereby waived, and may exercise all applicable rights and remedies under the Security Agreement.

(b) Other Remedies. If any Event of Default has occurred and is continuing and has not been cured during the cure period set forth in the Note Purchase Agreement, if any, and irrespective of whether the Convertible Notes have become or have been declared due and payable pursuant to the terms of this Convertible Note, the Holder of any Convertible Note at the time outstanding may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Convertible Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(c) No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any Holder of any Convertible Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder' s rights, powers or remedies. No right, power or remedy conferred hereby upon the Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

7. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

7.1. Registration of Convertible Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Convertible Notes. The name and address of each Holder and the name and address of each transferee of one or more Convertible Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Convertible Note shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder promptly upon request therefore, a complete and correct copy of the names and addresses of all registered Holders.

7.2. Transfer and Exchange of Convertible Notes. This Convertible Note is a registered Convertible Note and, upon surrender of this Convertible Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or his attorney duly authorized in writing, accompanied by the address for notices of each transferee of such Convertible Note or part thereof and, upon delivery by the Holder of an opinion of counsel satisfactory to the Company confirming an exemption from registration under the Securities Act and any available state securities law; provided that if the record ownership of the Convertible Note remains the same no such opinion of counsel shall be required), the Company shall execute and deliver, at the Company' s expense (except as provided below), one or more new Convertible Notes (as requested by the Holder thereof) in such series in exchange therefore, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Convertible Note. Each such new Convertible Note shall be payable to such Person as such Holder may request and shall be substantially in the form of this Convertible Note. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Convertible Notes. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Convertible Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

7.3. Replacement of Convertible Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Convertible Note (which evidence shall be notice from the Holder of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, receipt of an unsecured indemnity reasonably satisfactory to it, or

(b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Convertible Note of such series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Convertible Note or dated the date of such lost, stolen, destroyed or mutilated Convertible Note if no interest shall have been paid thereon.

8. MAXIMUM LAWFUL RATE

It is the intent of the Company and the Holder to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the amounts constituting interest taken, reserved, contracted for, charged or received under this Convertible Note exceed the maximum nonusurious amount permissible under applicable law. If interest would otherwise be payable in excess of the maximum nonusurious amount, this Convertible Note shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If the Holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to the Company or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Georgia, as such laws now exist or may be changed or amended or come into effect in the future.

9. MISCELLANEOUS

9.1. Notices. All notices required to be given shall be given as set forth in the Note Purchase Agreement.

9.2. Amendment. The Convertible Notes may be amended as provided in the Note Purchase Agreement.

9.3. Courts. The Company and the Holder each agree that any action or proceeding against the Company to enforce this Convertible Note may be commenced in any court having jurisdiction in Gwinnett County in the State of Georgia and the Company waives personal service or process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

9.4. Successors. This Convertible Note inures to the benefit of the Holder and binds the Company and their respective successors and assigns, and the words "Company" and "Holder" whenever occurring in this Convertible Note shall be deemed and construed to include such respective successors and assigns. The Company cannot assign this Convertible Note without the prior written consent of the Holder.

9.5. Captions. The captions or headings of the sections of this Convertible Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Convertible Note.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

GUIDED THERAPEUTICS, INC.

By:

Printed Name:

Title:

Schedule I

Form of Conversion Notice

To: GUIDED THERAPEUTICS, INC.

4955 Avalon Ridge Parkway, Suite 300

Norcross, GA 30071

The undersigned irrevocably elects to convert the principal amount of $________ of the 15% Subordinated Secured Convertible Note No. SSCN-_____ (the "Note"), together with interest thereon, into Common Stock of Guided Therapeutics, Inc. (the "Company") pursuant to the conversion provisions of that certain Note Purchase Agreement dated December 1, 2008, as amended from time to time.

The undersigned requests that the certificates representing the shares of Common Stock as to which the Note is being converted be registered as follows:

Name:
Social Security or Employer Identification Number:
Address:
Deliver to:
Address:

The undersigned hereby further requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned represents and warrants that it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and is acquiring the Common Stock for its own account for investment, and not with a view to, or for resale in connection with the distribution thereof, and has no present intention of distributing or reselling the Common Stock, except to the extent it is registered under the Securities Act of 1933, as amended, and in making the foregoing representations, the undersigned is aware that it must bear, and is able to bear, the economic risk of such investment for an indefinite period of time. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Note except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.

Date:
(Print Name of Noteholder)

(Signature)

(Title, if applicable)

Exhibit B

WEIGHTED AVERAGE CONVERSION PRICE
ADJUSTMENT TERMS

1. Issuance of Additional Shares of Common Stock. If the Company issues or sells Additional Shares of Common Stock (as defined below) for a consideration per share less than the Conversion Price in effect on the date of such issue or sale, then, and in each such case, the Conversion Price shall be reduced, concurrently with such issue or sale, to a price determined by multiplying the Conversion Price then in effect by a fraction,

(A) the numerator of which shall be equal to (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price then in effect, and

(B) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such issue or sale of Additional Shares of Common Stock.

2. Issuance of Options and Convertible Securities. If the Company issues, sells or grants any Options (as defined below) or Convertible Securities (as defined below), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale or grant, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued no further adjustment of the Conversion Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

3. Minimum Adjustment of Conversion Price. If the amount of any adjustment of the Conversion Price required hereunder would be less than 1% of the Conversion Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall equal in the aggregate at least 1% of such Conversion Price.

4. Definitions.

"Additional Shares of Common Stock" shall mean shares of Common Stock issued or sold by the Company, other than shares of Common Stock issued upon any of the excluded issuances set forth in Section 2.3(d).

"Convertible Securities" shall mean any evidence of indebtedness or other securities that may be convertible into or exchangeable for Additional Shares of Common Stock.

"Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

* * * * * *

Exhibit C

FORM OF WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT AS TO THE WARRANT AND THE SHARES OF COMMON STOCK UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SAID ACT.

GUIDED THERAPEUTICS, INC.
COMMON STOCK WARRANT

_________ shares of Common Stock

No. SSCNW-____ December 1, 2008

GUIDED THERAPEUTICS, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that ____________________ or its registered assigns (the "Holder") is entitled, subject to the provisions hereof, to purchase from the Company, at any time or from time to time during the Exercise Period (as defined below), ________ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (defined below) of the Company (the "Warrant Shares") at a purchase price of $0.65 per share (the "Warrant Price"), all subject to the terms, conditions and adjustments set forth below in this warrant (this warrant, and any new warrant issued pursuant to the terms hereof, being referred to herein as "Warrant"). This Warrant is one of a series of warrants (the "Warrants") issued pursuant to the Note Purchase Agreement dated December 1, 2008 entered into by the Company, the "Agent" and the "Noteholders" named therein (the "Note Purchase Agreement"). Capitalized terms not otherwise defined in Section 5 hereof shall have the meaning given to such terms in the Note Purchase Agreement.

1. Exercise of Warrant.

1.1 Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day by delivering at the principal executive office of the Company the Warrant and a subscription notice in the form of Schedule I duly executed by such Holder accompanied by payment in cash or by certified or official bank check payable to the order of the Company or by wire transfer in the amount obtained by multiplying (a) the number of Warrant Shares designated in such subscription by (b) the Warrant Price.

1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time, the Person or Persons in whose name or names any certificate or certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the stockholder(s) of record thereof.

1.3 Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense will cause to be issued to and delivered or registered in the name of the Holder hereof or, subject to Section 3, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise. The Company shall deliver to the Holder physical certificates representing the Warrant Shares so purchased. Any certificates so delivered shall be in such denominations as may be reasonably requested by the Holder hereof, shall be registered in the name of such Holder and shall bear a restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such Holder upon such exercise as provided in Section 1.1.

1.4 Representations of the Company. The Company represents, warrants and acknowledges to the Holder that:

(a) it is a corporation duly formed and validly existing in the State of Delaware;

(b) it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of Warrant Shares (or Other Securities) from time to time issuable upon the exercise of the Warrant at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

(c) this Warrant has been duly authorized and approved by all requisite action of the Company, and constitutes a valid and binding agreement of the Company; and

(d) when issued in accordance with the terms of this Warrant, the Warrant Shares will be duly authorized and validly issued, fully paid and nonassessable.

2. Warrant Adjustments.

2.1 Reclassification, Exchange, and Substitution. If the Warrant Shares shall be changed into the same or a different number of shares of the same or any other class or classes of stock or other securities of the Company, including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to receive the kind and number of shares of Common Stock or Other Securities which the Holder would have owned or been entitled to receive had such Warrant been exercised in full immediately prior to the happening of such reclassification, exchange or substitution for the same aggregate consideration. If the Company shall at any time change its Common Stock or Other Securities, as the case may be, into the same or a different number of shares of the same or any other class or classes of stock or Other Securities, as the case may be, the Warrant Price then in effect immediately before that reclassification, exchange or substitution shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock or Other Securities, as the case may be, purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock or Other Securities, as the case may be, purchasable immediately thereafter. An adjustment made pursuant to this Section 2.1 shall become effective immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

2.2 Reorganization, Mergers or Consolidations. In the event of a reorganization, merger or consolidation of the Company with or into another entity, then, as part of such reorganization, merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at any time prior to the end of the Exercise Period and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or Other Securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such reorganization, merger, or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company' s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of shares of Common Stock purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any Common Stock or Warrants or other property deliverable after than event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder at the address of the Holder shown on the Company' s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of Warrant Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant. Notwithstanding the foregoing, in the event of any transaction described in this Section 2.2 in which the consideration to be received by holders of Common Stock is payable only in cash, the Holder shall be entitled only to cash in the amount, if any, that such cash payment per share exceeds the Warrant Price.

2.3 Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or number or kind of the shares of Common Stock purchasable pursuant to this Warrant, and Warrants theretofore or hereunder issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued; provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate may be in the form so changed.

3. Restrictions on Transfer.

3.1 Restrictive Legends. Except as otherwise permitted by this Section 3, each Warrant originally issued, each Warrant issued upon direct or indirect transfer, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form, if applicable:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR EXEMPTION THEREFROM AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM."

3.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under such Act), the Holder thereof will give written notice to the Company of such Holder' s intention to effect such transfer and to comply in all other respects with this Section 3.2. Each such notice shall (a) describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) designate counsel for the Holder giving such notice, which counsel shall be reasonably satisfactory to the Company. The Holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

3.2.1 if in the written opinion of such counsel for the Holder, obtained at the Holder' s sole cost and expense and a copy of which shall be delivered to the Company and shall be reasonably satisfactory in form, scope and substance to the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws, such Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each Restricted Security or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 3.1 unless, in the opinion of such counsel, such legend is no longer required to insure compliance with the Securities Act and applicable state securities laws; and

3.2.2 if the opinion of such counsel rendered pursuant to the foregoing subdivision 3.2.1 is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws (such opinion to state the basis of the legal conclusions reached therein), such Holder shall not be entitled to transfer such Restricted Securities (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under the Securities Act) until receipt by the Company of a further notice and a further opinion of counsel for such Holder to the effect stated in subdivision 3.2.1 above or until registration of such Restricted Securities under the Securities Act and applicable state securities laws has become effective.

3.2.3 Termination of Restrictions. The restrictions imposed by this Section 3 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities upon sale of the Restricted Securities in an offering registered under the Securities Act or when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in Section 3.1.

4. Ownership, Transfer and Substitution of Warrants. The Company may treat the Person in whose name this Warrant is registered on the register kept at the principal executive office of the Company as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 3, a Warrant, if properly assigned, may be exercised by a new Holder without first having a new Warrant issued.

5. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

"Business Day" shall mean any day other than a Saturday, Sunday or any other day on which U.S. Federal Reserve member banks are not open for business in Atlanta, Georgia.

"Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

"Common Stock" shall mean, the common stock, par value $.001 per share (or other common equity interest, however denominated) of the Company and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

"Company" shall have the meaning specified in the opening paragraph of this Warrant.

"Exercise Period" means the date commencing on December 1, 2008 and ending on November 30, 2013.

"Holder" shall have the meaning specified in the opening paragraph of this Warrant.

"Market Price" shall mean, per share of Common Stock on any date specified herein, (a) the last sale price on such date of such Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then designated, as a national market system security by the average National Association of Securities Dealers, Inc., but is trading on either the over-the-counter market on the OTC Bulletin Board or the "Pink Sheets", the last sale price as reported by the National Quotation Bureau, or (c) if neither (a) nor (b) is applicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Company' s Board of Directors as of a date which is within 15 days of the date as of which the determination is to be made.

"Note Purchase Agreement" shall have the meaning specified in the opening paragraph of this Warrant.

"Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holder of the Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

"Person" shall mean a corporation, an association, a partnership, an organization or business, an individual, a government or political subdivision thereof or a governmental agency.

"Restricted Securities" shall mean (a) any Warrants bearing the applicable legend set forth in Section 3.1, (b) any Warrant Shares (or Other Securities) issued upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section and (c) any Warrant Shares (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

"Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Warrant Price" shall have the meaning specified in the opening paragraph of this Warrant.

"Warrant Shares" shall have the meaning specified in the opening paragraph of this Warrant.

"Warrants" shall have the meaning specified in the opening paragraph of this Warrant.

6. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

7. Notices. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed to:

If to the Holder:

_____________________________
_____________________________
_____________________________

If to the Company:

4955 Avalon Ridge Parkway, Suite 300
Norcross, GA 30071

The address provided in this Section 7 may be modified by the Company by providing the Holder notice in writing; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

8. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought; however, the Warrants may be amended as provided in the Note Purchase Agreement. Any provision of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. This Warrant shall be governed by the substantive laws of the State of Georgia without reference to the choice of law rules thereof. The Company and the Holder each agree that any action or proceeding against the Company to enforce this Convertible Note may be commenced in any court having jurisdiction in Gwinnett County in the State of Georgia and the Company waives personal service or process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein. The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

11. Expiration. The right to exercise this Warrant shall expire on the last day of the Exercise Period.

GUIDED THERAPEUTICS, INC.

By:         ______________________________________

Name:     ______________________________________

Title:         ______________________________________

Schedule I

Form of Subscription Note

To: GUIDED THERAPEUTICS, INC.

4955 Avalon Ridge Parkway, Suite 300

Norcross, GA 30071

The undersigned irrevocably elects to purchase __________ shares of Common Stock of the Company by exercising the Warrant to which this form is attached and tenders to the Company, in immediately available funds, $_______________ representing the full Warrant Price with respect to such shares of Common Stock.

The shares into which the Warrant is being exercised are referred to as the "Warrant Shares." The undersigned requests that the certificates representing the shares of Common Stock of the Company as to which the Warrant is being exercised be registered as follows:

Name:     ______________________________________

Social Security or Employer Identification Number:     ______________________________________

Address:             ______________________________________

Deliver to:         ______________________________________

Address:             ______________________________________

The undersigned hereby further requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned represents and warrants that it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act and is purchasing the Warrant Shares for its own account for investment, and not with a view to, or for resale in connection with the distribution thereof, and has no present intention of distributing or reselling any Warrant Shares, and in making the foregoing representations, the undersigned is aware that it must bear, and is able to bear, the economic risk of such investment for an indefinite period of time. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of this Warrant except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.

If the number of shares of Common Stock of the Company as to which the Warrant is being exercised are fewer than all the shares of Common Stock of the Company to which the Warrant relates, please issue a new Warrant for the balance of such shares of Common Stock registered in the name of the undersigned and deliver it to the undersigned at the following address:

    Address:     ______________________________________

                      ______________________________________

    Date:           ______________________________________

_______________________________________

(Print Name of Warrant Holder)

 ______________________________________
(Signature)

 ______________________________________
(Title of signatory, if applicable)